UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 25, 2006
                                                    ----------------


                         Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                        --------------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

        1-10095                                            57-0535180
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            700 North Woods Drive, Fountain Inn, South Carolina 29644
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (864) 255-4100
                       ----------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                       -----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

             On November 8, 2006, the management of Delta Woodside Industries, Inc. (the "Company") became aware that the Company had received notice postmarked October 25, 2006 from the National Association of Securities Dealers (the "NASD") that the Company was delinquent with respect to its obligation under NASD Rule 6530 to timely file its Annual Report on Form 10-K for the fiscal year ended July 1, 2006. The notice stated that pursuant to NASD Rule 6530, unless the delinquency is cured by November 17, 2006, the Company's common stock will not be eligible for quotation on the OTC Bulletin Board and will therefore be removed from the OTC Bulletin Board effective November 21, 2006. Because the Company is in the process of liquidating, it will not be able to comply with the Rule 6530 requirement and does not intend to appeal any NASD decision to remove the Company's common stock from the OTC Bulletin Board.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELTA WOODSIDE INDUSTRIES, INC.

Date: November 13, 2006                By: /s/ W.H. Hardman, Jr.
                                           -------------------------------------
                                               W.H. Hardman, Jr.
                                               Chief Financial Officer